UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 23, 2009

Volterra Semiconductor Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50857	94-3251865
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

47467 Fremont Blvd., Fremont, California		94538
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	510 743 1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Compensation Approvals

On January 23, 2009, the Compensation Committee of the Board of Directors of Volterra Semiconductor Corporation (the "Company") approved (i) 2009 base salaries for the Company’s executive officers, which represent no change from the levels established for such executive officers in January 2008, (ii) 2009 option grants to be made to the Company’s executive officers and (iii) bonus payments to be made to the executive officers pursuant to the Company’s 2008 Management Bonus Plan. The Committee's approvals are described in the table filed as Exhibit 10.1 to this Current Report, which is incorporated in this Item 5.02 by reference.

2009 Management Bonus Plan

The Compensation Committee also established the terms of the management bonus plan for the upcoming year. The bonus plan is designed to attract, motivate and retain the Company’s executive officers and individual awards are based on business and individual performance and are made at the discretion of the Company’s Board of Directors or the Compensation Committee. Under the plan, individual bonuses may range from 0% (if minimum operating results are not achieved) to a maximum of 150% (if results exceeds objectives) of the target bonus amount for such executive. The target bonus for an executive officer is based on a percentage of his base salary earned during the year. The target bonus for the Company’s chief executive officer is based solely on the Company’s financial performance. The target bonuses for all other executive officers of the Company are weighted such that fifty percent of the target bonus is based on the Company’s financial performance and fifty percent is based on the satisfaction of individual performance criteria as established by the Company’s chief executive officer, as reviewed by the Compensation Committee. The foregoing descriptions are subject to, and qualified in their entirety by, the Company’s management bonus plan, which is filed as Exhibit 10.2 to this Current Report and is incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished with this document:

Exhibit
Number................................Description of Exhibit
10.1......................................2009 Executive Officer Compensation
10.2......................................Management Bonus Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volterra Semiconductor Corporation

January 28, 2009	By:	/s/ Mike Burns

Name: Mike Burns
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	2009 Executive Officer Compensation
10.2	Management Bonus Plan